Exhibit 10.1
                                                           ------------

                        THE EXECUTIVES AND DIRECTORS
                             OPTION IT PLAN


                           Adoption Agreement


         THIS AGREEMENT is made the 1st day of November, 2002, by Employers Mutual Casualty Company and its Affiliates and Subsidiaries (the "Employer"), having its principal office at 717 Mulberry, Des Moines, IA 50303 and EXECUTIVE BENEFIT SERVICES, INC. (the "Sponsor"), having its principal office at 434 Fayetteville Street, Suite 1160, Raleigh, North Carolina 27601.

                          W I T N E S S E T H:

         WHEREAS, the Sponsor has established The Executives and Directors Option It Plan; and

         WHEREAS, the Employer desires to adopt the OPTION IT as a nonqualified option plan, for the benefit of the selected employees and other individuals providing services to the Employer or related entities;

         NOW, THEREFORE, the Employer hereby adopts the OPTION IT in accordance with the terms and conditions set forth in this Adoption
Agreement:

                                 ARTICLE I

         Terms used in this Adoption Agreement shall have the same meaning as in the OPTION IT document, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the OPTION IT has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the OPTION IT for the benefit of its Participants as referred to in the OPTION IT. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the OPTION IT.

         This Adoption Agreement may only be used in connection with The Executives and Directors Option It Plan. The Sponsor will inform the Employer of any amendments to the OPTION IT or of the discontinuance or abandonment of the OPTION IT. For questions concerning the OPTION IT, the Employer may call the Sponsor at (919) 833-1042.

                                 ARTICLE II

         The Employer hereby makes the following designations or elections for the purpose of the OPTION IT [Section references below correspond to Section references in the OPTION IT document]:

         Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan [list all employer-parties, including the Employer]:


Name of Employer                   Address      Telephone No.    EIN
-------------------------   ------------------- -------------    ----------
Employers Mutual Casualty
Company and Its Affiliates  P.O. Box 712        (515) 280-2511   42-0234980
and Subsidiaries            Des Moines, IA 50303



         2.0     Administration of the OPTION IT:  The OPTION IT
     Administrator shall be [check desired option]:

         ___    (a)    Board of Directors.

         ___    (b)    Committee.

         ___    (c)    Employer.

         ___    (d)    Board of Trustees.

         XX     (e)    Other:  Board or person or persons appointed by the
                               Board.


         3.0     Effective Date:  [check desired option]:

         ___    (a)    This is a newly-established OPTION IT, and the
                       Effective Date of the OPTION IT is _______________.

         XX     (b)    This is an amendment and restatement of  OPTION IT
                       with an effective date of January 1, 2001, and the Effective Date of this amended and restated OPTION IT is November 1, 2002. This is amendment number 3.

         6.1 Option Grant: The following types of Option grants may be made under the OPTION IT [check desired option(s)]:


        XX     (a)    Employer Incentive Grants.  The Administrator in its
                      sole and absolute discretion may make Employer
                      Incentive Grants pursuant to the terms of the Participation Agreement with the Participant. The price per share at which the Option may be exercised by the Participant (the "Option Price") shall be as follows [check desired option]:


               ___    (i)    Fair Market Value on Grant Date - the fair
                             market value per share of the Option Property subject to the Option on the Grant Date.

               ___    (ii)   Discounted Value on Grant Date - 25% of the
                             fair market value per share of the Option
                             Property subject to the Option on the Grant
                             Date. (Strike price remains fixed.)

               ___    (iii)  Discounted Value on Exercise Date - 25% of the
                             fair market value per share of the Option
                             Property subject to the Option on the date the Option is exercised. (Variable strike price.)

               XX     (iv)   Discounted Value on Grant Date or Exercise Date
                             - the greater of (A) 25% of the fair market value per share of the Option Property subject to the Option on the Grant Date, or (B) 25% of the fair market value per share of the Option
                             Property subject to the Option on the date the Option is exercised.

        XX     (b)   Employee Exchange Grants.  The Administrator in its
                     sole and absolute discretion may make Employee
                     Exchange Grants pursuant to the terms of the Participation Agreement with the Participant. The price per share at which the Option may be exercised by the Participant (the "Option Price") shall be as follows [check desired option]:

               ___   (i)     Discounted Value on Grant Date - 25% of the
                             fair market value per share of the Option
                             Property subject to the Option on the Grant
                             Date. (Strike price remains fixed.)

               ___   (ii)    Discounted Value on Exercise Date - 25% of the
                             fair market value per share of the Option
                             Property subject to the Option on the date the Option is exercised. (Variable strike price.)

               XX    (iii)   Discounted Value on Grant Date or Exercise Date
                             - the greater of (A) 25% of the fair market value per share of the Option Property subject to the Option on the Grant Date, or (B) 25% of the fair market value per share of the Option
                             Property subject to the Option on the date the Option is exercised.



               Complete the following blanks only if minimum or maximum limits on the amount of Employee Exchange Grants is desired:

               XX    Minimum Compensation Exchanged: $5,000

               ___   Maximum Compensation Exchanged: $_________ or ________%


Compensation:  The "Compensation" of a Participant shall mean all of each Participant's:

         ___   (a)    Compensation received as an Employee reportable in
                      box 1, Wages, Tips and other Compensation, on Form W-2.

         ___   (b)    Annual base salary.

         XX    (c)    Annual bonus.

         ___   (d)    Long term incentive plan compensation.

         XX    (e)    Compensation or retainer and meeting fees received as
                      non employee Directors reportable on Form 1099.

         ___   (f)    Other [specify]: ____________________________________

     Notwithstanding the foregoing, Compensation shall include any compensation exchanged under the OPTION IT, any compensation deferred by the Participant under other nonqualified plans maintained by the Employer, and amounts contributed by the Participant pursuant to salary deferrals under employee benefit plans of the Employer that are not includible in the gross income of the Participant under Sections 125, 401(k), 403(b) or similar provisions of the Code.


         6.2 Option Period: The Grant Date and Option Period for Options granted under the OPTION IT are as follows:

     Grant Date:  The Grant Date for Options under the OPTION IT shall be
                  [check desired Grant Date]:

         ___   (a)    The last business day of each calendar month.

         ___   (b)    The last business day of each calendar quarter.

         ___   (c)    The last business day of each calendar year.

         ___   (d)    Each business day on which Compensation exchanged by
                      the Participant is delivered to Executive Benefit
                      Services, Inc.

         XX    (e)    Other : Each business day as determined by the
                      Company/employers and when delivery to sponsor (EBS).


Option Period: Except as otherwise provided in the OPTION IT, each Option granted under the OPTION IT shall expire if not exercised in full before [check desired option]:

         ___   (a)    The fifth anniversary of the Grant Date.

         ___   (b)    The tenth anniversary of the Grant Date.

         ___   (c)    The fifteenth anniversary of the Grant Date.

         ___   (d)    The twentieth anniversary of the Grant Date.

         XX    (e)    Other : Ten years after retirement date of
                      participant.

         6.3 Option Vesting: An Employee Exchange Grant shall be 100% vested and exercisable by the Participant as of the Grant Date. An Employer Incentive Grant shall be vested and exercisable by the Participant as follows [check (a), (b) or (c) and complete as required]:

         XX    (a)    100% vested and exercisable as of the Grant Date.

         ___   (b)    100% vested and exercisable after ___ Years of Service.

         ___   (c)    Number of Years             Percentage Vested
                         of Service                and Exercisable

                      Less than 1                         ___%
                                1                         ___%
                                2                         ___%
                                3                         ___%
                                4                         ___%
                                5                         ___%
                                6                         ___%
                                7                         ___%
                                8                         ___%
                                9                         ___%
                               10 or more                 ___%

Years of Service: For vesting purposes, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:



         ___   (a)    First Day of Service.

         ___   (b)    Effective Date of the Plan.

         XX    (c)    Each Grant Date.  Under this option (c), each
Employer Incentive Option Grant shall vest in accordance with the applicable schedule selected in Section 6.3 of this Adoption Agreement.


Vesting Upon Death, Disability or Retirement: Notwithstanding the vesting schedule selected above, an Employer Incentive Grant will become 100% vested and exercisable upon the following events [check if desired]:

         ___   (a)    Death of the Participant.

         ___   (b)    Disability of the Participant.

         XX    (c)    Retirement of the Participant.

     Other Vesting Conditions: Each Option granted under the OPTION IT shall be subject to the following conditions to vesting and exercise [specify, if any]:
     _____________________________________________________________________


         6.4 Option Exercise: A Participant may exercise Options that are vested and exercisable in accordance with the terms of the OPTION IT, the related Participation Agreement and this Adoption Agreement, as follows:

     Limits on Exercise Frequency: A participant may exercise an Option no more frequently than [check desired option]:

         ___   (a)    Once each calendar quarter.

         ___   (b)    Once every six months.

         ___   (c)    Once each calendar year.

         XX    (d)    No limit for Employees and Non Employee Directors.

         ___   (e)    Other [specify]: __________________________________.


     Payment of Option Price: The Option Price may be paid in the form of [check desired option(s)]:

         XX    (a)    Personal check.

         ___   (b)    Certified funds.

         XX    (c)    An agreed upon procedure between the Participant and
                      the Employer that allows the Participant to borrow the funds to pay the Option Price or to use a method that provides for a cashless exercise.


         6.5     Limitations on the Right to Exercise Option:   If the
employment or service of the Participant is terminated prior to the end of the Option Period, any Option which has not then been exercised by the Participant shall lapse except as provided below [check if desired and complete as required]:


         XX    (a)    Termination.  If the employment or service of a
                      Participant is terminated for any reason other than for "cause," or due to the retirement, disability or death of the Participant, the Option may be exercised to the extent then vested:

               ___    (i)   During the remaining Option Period; or

               XX     (ii)  During the period beginning on the termination
                            date and ending after 365 days; or

               ___    (iii) During the period beginning on the termination
                            date and ending after _____ years; or

               ___    (iv)  Other [specify]: ___________________________.


         XX    (b)    Disability or Death.  If the employment or service of
                      a Participant is terminated due to disability or death of the Participant, the Option may be exercised to the extent then vested (including any accelerated vesting elected in Section 6.3 of this Adoption
                      Agreement):

               ___    (i)   During the remaining period of the Option; or

               ___    (ii)  During the period beginning on the termination
                            date and ending after ____days; or

               XX     (iii) During the period beginning on the termination
                            date and ending after ten (10)  years; or

               ___    (iv)  Other [specify]: __________________________.



         XX    (c)    Retirement, Separation and/or Resignation from the
                      Company's Board. If the employment or service of a Participant is terminated due to the retirement of the Participant, the Option may be exercised to the extent then vested (including any accelerated vesting elected in Section 6.3 of this Adoption Agreement):

               ___    (i)   During the remaining period of the Option; or

               ___    (ii)  During the period beginning on the termination
                            date and ending after _____ days; or

               XX     (iii  During the period beginning on the termination
                            date and ending after ten (10)  years; or

               ___    (iv)  Other [specify]: ________________________.

         10.0 Amendment and Termination of the OPTION IT: [check or complete all that apply]:

         ___   (a)  Notwithstanding any provision in this Adoption
                    Agreement or the OPTION IT to the contrary, Section
                    _____ of the Plan shall be amended to read as follows:

                    See attached Exhibit ____.


         XX    (b)  The OPTION IT shall be terminated upon the occurrence of one or more of the following events [check if desired]:

               ___  (i)   The amount of net worth shown on the financial
                          statements of the Employer for each of the two most recent fiscal years is less than $____________.

               ___  (ii)   The aggregate net loss as reported on the
                           financial statements of the Employer for the two most recent fiscal years is greater than $____________.

               ___  (iii)  The Administrator determines there has been a
                           change of control of the Employer.

               XX   (iv)   Other  [specify]:  The Board, in its sole
                           discretion, may amend, suspend or discontinue the Plan or Option Agreement. No amendment, suspension, or discontinuance shall impair the rights of any Participant except to the extent necessary to comply with any provision of federal or applicable state laws or except to the extent necessary to prevent detriment to the Company as so determined by the Board.


         12.0 Adjustment to Option Property: If a dividend is declared on the Option Property, then the Options granted under the OPTION IT shall be adjusted as follows:

         XX      (a)  The Participant's original Options shall include
                      adjustments under such terms and conditions determined by the Administrator that reflect the dividends declared on the Option Property.

         ___     (b)  Other [specify]: _________________________________
                                       __________________________________
                                       __________________________________
..

         13.0 Applicable Law: The provisions of the OPTION IT, Trust (if any) and the Agreements shall be construed and enforced according to the laws of the State of Iowa, without regard to the conflict of laws or provisions of any state.


         15.0 Death Benefit: If the Participant dies while in Service, the Employer shall pay a death benefit (in addition to the right a beneficiary may have to exercise the Participant's Option) to the Participant's designated beneficiary in an amount equal to [check desired option]:

         ___     (a)  An amount to be determined by the Administrator.

         ___     (b)  A lump sum of $ ____________.

         ___     (c)  _____ times the annual base salary of the Participant at his date of death.

         ___     (d)  Other [specify]: __________________________________.

         XX      (e)  No death benefits.


         16.0     Trust:  [check desired option]:

         ___     (a)  The Employer does desire to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the OPTION IT. In accordance with
                      Section 4.5 of The Executive Performance Option Plan
                      Trust Agreement, the percentage that shall be used to measure whether the value of the assets of the trust fund is great enough to allow "excess assets" to be returned to the Employer shall be ______%.

         XX      (b)  The Employer does not desire to establish a "rabbi"
                      trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the OPTION IT.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.


                  __________________________________________________________

                  Employers Mutual Casualty Company and its Affiliates and Subsidiaries


                  By: /s/ Douglas J. Zmolek
                      Authorized Person


NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the OPTION IT. The Sponsor disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

The OPTION IT is adopted by the following Participating Employers:



                        ___________________________________________
                        Name of Employer


                        By: _______________________________________
                            Authorized Person



                        ___________________________________________
                        Name of Employer


                        By: _______________________________________
                            Authorized Person



                        ___________________________________________
                        Name of Employer


                        By: _______________________________________
                            Authorized Person

                                THE EXECUTIVE

                            PERFORMANCE OPTION PLAN

                                Plan Document

Section                                                        Page
-------                                                        ----


1.0   Purpose ....................................................1

2.0   Administration of The Executive Performance Option Plan ....1

3.0   Effective Date .............................................2

4.0   Eligibility ................................................2

5.0   Participation Agreement ....................................2

6.0   Options ....................................................2

7.0   Withholding ................................................4

8.0   No Right or Obligation of Continued Employment or Service ..4

9.0   Unfunded Plan; Not a Retirement Plan .......................5

10.0  Amendment and Termination of The Executive Performance
      Option Plan ................................................5

11.0  Restrictions on Options and Option Property ................5

12.0  Adjustment to Option Property ..............................5

13.0  Applicable Law .............................................6

14.0  No Representation Regarding Share Value ....................6

15.0  Death Benefit ..............................................6

16.0  Trust ......................................................6

                        THE EXECUTIVE
              PERFORMANCE OPTION PLAN (THE "POP")

                        Plan Document

1.0     Purpose

        By execution of a written agreement (the "Adoption Agreement") pursuant to which the Employer (as defined below) adopts The Executive Performance Option Plan (the "POP"), the Employer has adopted the POP set forth herein to recruit, retain and reward selected employees of, and other individuals providing services to, the Employer by providing competitive incentive compensation opportunities to such individuals and encouraging such individuals to promote the continued success and progress of the Employer. For the purposes herein, the "Employer" shall mean the Employer identified in the Adoption Agreement, as well as any corporation, partnership, limited liability company or other entity (each, a "related entity") related to the Employer which also adopts the POP in accordance with the terms of the Adoption Agreement. The purpose of the POP shall be carried out through the granting of options ("Options") to acquire shares of one or more open-end investment companies registered under the Investment Company Act of 1940, as amended (each, a "Mutual Fund" or "Fund"), as may be selected by the Employer, or to acquire such other securities or property as may be determined by the Employer. (The shares, securities or property subject to the Options shall be referred to herein as the "Option Property.") For the purposes herein, the term "Option Property" shall also include any shares, securities or property issued in substitution for or replacement of the "Option Property" by the Administrator and any securities issued by a Fund or its successor or successors in substitution of the Option Property or as successor securities of the Option Property.

2.0     Administration of the POP



        2.1 The POP shall be administered by the person or entity designated by the Employer in the Adoption Agreement (the "Administrator"). If the Administrator designated in the Adoption Agreement is unable to serve,
the Employer shall be the Administrator.   For the purposes herein, the term
"Administrator" shall refer to the Employer when acting in an administrative capacity, as well as the person or entity exercising administrative authority pursuant to the terms herein.

        2.2 Any action of the Administrator with respect to the POP may be taken by a written instrument signed by the Administrator. Subject to the provisions of the POP, the Administrator shall have full and sole authority in its discretion to take any action with respect to the POP including, without limitation, the authority (i) to determine all matters relating to Options, including selection of eligible individuals to be granted Options, the number of shares of Option Property subject to an Option, and all terms, conditions, restrictions and limitations of an Option; (ii) to modify, substitute or take other action with respect to the Option Property subject to an Option; (iii) to prescribe the form or forms of the agreement evidencing any Options granted under the POP (the "Participation Agreement");
(iv) to establish, amend and rescind rules and regulations for the administration of the POP; and (v) to construe and interpret the POP and the Participation Agreement evidencing Options granted under the POP, to establish and interpret rules and regulations for administering the POP and to make all other determinations deemed necessary or advisable for administering the POP. No officer, director or employee of the Employer, acting as the Administrator, shall be liable for any action or determination made in good faith with respect to the POP.

3.0     Effective Date

        The effective date (the "Effective Date") of the POP shall be the date designated in the Adoption Agreement as of which the POP first becomes effective. Options may be granted under the POP on and after the effective date and until such time as the POP has been terminated by the Employer.

4.0     Eligibility

        An Option may be granted only to an individual who satisfies the following eligibility requirements on the date the Option is granted:

        4.1 The individual is either an employee of the Employer or an individual providing services to the Employer (also referred to herein as a "service provider"); and

        4.2 The individual, being otherwise eligible under this Section 4.0, is selected by the Administrator as an individual to whom an Option shall be granted (a "Participant").

5.0     Participation Agreement

        The Employer shall enter into a Participation Agreement with each individual who shall be granted an Option under the POP, and the Participation Agreement shall set forth the type of Option Property subject to the Option, the number of shares of Option Property that are subject to the Option, the option price of the Option, and the time period for and conditions to exercising the Option. In addition, the Participation Agreement shall set forth such other terms, conditions and restrictions as may be established by the Administrator.

6.0     Options

        6.1 Option Grant: To the extent provided in the Adoption Agreement, the following types of Option grants may be made under the POP, and the grant of these Options shall be evidenced in the Participation
Agreement:

               (a) Employer Incentive Grants. If designated by the Employer in the Adoption Agreement, the Administrator may in its sole and absolute discretion make Option grants in the form of "Employer Incentive Grants" to such eligible individuals in such numbers, upon such terms and at such times as the Administrator shall determine, and the terms and conditions of each Employer Incentive Grant shall be set forth in the Participation Agreement and the Adoption Agreement. The price per share at which an Option granted as an Employer Incentive Grant may be exercised, which shall be set forth in the Participation Agreement relating to such Option, shall not be less than 25% of the fair market value per share of the Option Property on the date the Option is granted.

               (b) Employee Exchange Grants. If designated by the Employer in the Adoption Agreement, each Participant may elect to exchange all or a portion of his or her future "compensation" (as defined by the Employer in the Adoption Agreement) in exchange for an Option granted as an "Employee Exchange Grant," upon such terms and at such times as the Administrator shall determine, and the terms and conditions of each Employee Exchange Grant shall be set forth in the Participation Agreement and the Adoption Agreement. The price per share at which an Option granted as an Employee Exchange Grant may be exercised, which shall be set forth in the Participation Agreement relating to such Option, shall not be less than 25% of the fair market value per share of the Option Property on the date the Option is granted.

        6.2 Option Period: The date as of which an Option may be granted under the POP (the "Grant Date") and the term of the Option (the "Option Period") shall be specified by the Employer in the Adoption Agreement. Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.

        6.3 Option Vesting: The period or periods during which an Employer Incentive Option shall vest and be exercisable by the Participant, and any other conditions to exercise as may be desired by the Employer, shall be as set forth in the Adoption Agreement. Subject to the other provisions of the POP, an Employee Exchange Grant may be exercised at any time during the Option Period.

        6.4 Option Exercise: An Option may be exercised at the times specified by the Employer in the Adoption Agreement by giving written notice to the Employer at such place as the Employer or its designee shall direct. Such notice shall specify the number of shares of Option Property that may be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Payment of such purchase price shall be in the form permitted by the Employer in the Adoption Agreement. Upon receipt of proper notice of exercise and delivery of the purchase price, the Employer shall as soon as practicable thereafter transfer ownership of the Option Property acquired upon exercise of all or part of the Option and deliver sufficient evidence of ownership of such Option Property. A Participant or his legal representatives, legatees, beneficiaries or distributees shall not be deemed to be the owner of any Option Property subject to an Option and shall not have any rights as a shareholder or owner of the Option Property unless and until the ownership of the Option Property or evidence of ownership of such Option Property has been transferred and delivered to him or them under the POP.

        6.5     Limitations on the Right to Exercise Option:

                (a) Except as otherwise provided in this Section 6.5, no Option shall be exercised unless the Participant is, at the time of exercise, an employee of, or in service to, the Employer as described in Section 4.1, and has been an employee or service provider continuously since the date the Option was granted. An Option shall not be affected by any change in the terms, conditions or status of the Participant's employment or service, provided that the Participant continues to be an employee of, or service provider to, the Employer.

                (b) If provided in the Adoption Agreement, a Participant whose employment or service is terminated for any reason other than for "cause" (as defined below), or due to the retirement, disability or death of the Participant, may exercise an Option to the extent vested and exercisable on the date of termination of employment or service (the "termination date"); provided, that in no event may the Option be exercised following the close of the Option Period. The termination of the Participant shall be deemed to be due to retirement if the Participant is eligible for the payment of retirement benefits from any retirement plan of the Employer as a result of such termination. The termination of the Participant shall be deemed to be due to disability if the Administrator determines in its sole discretion that the Participant is unable to perform his or her regular duties for the Employer or any other duties which the Employer is willing to assign to the Participant by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long continued or indefinite duration. In the event of the Participant's death, the Option shall be exercisable by the Participant's designated beneficiary or, if no beneficiary has been designated by the Participant, by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                (c) If the employment of the Participant is terminated for "cause," any Option shall lapse and no longer be exercisable as of his termination date. For purposes of the POP, the Participant's termination shall be for "cause" if such termination results from the Participant's (X) dishonesty or conviction of a crime; (Y) failure to perform his duties to the satisfaction of the Employer; or (Z) engaging in conduct that could be materially damaging to the Employer without a reasonable good faith belief that such conduct was in the best interest of the Employer; provided, however, that if a Participant has entered into an employment, consulting or similar agreement with the Employer, the determination of whether the Participant's termination is for cause under the POP may, in the Administrator's discretion, be made by reference to the terms of such agreement rather than this Section 6.5. The determination of "cause" shall be made by the Administrator and its determination shall be final and conclusive.

                (d) Notwithstanding the foregoing provisions of the POP to the contrary, the Administrator shall have authority, in its discretion, to extend the period during which an Option may be exercised or to modify the other terms and conditions of exercise.

        6.6 Nontransferability of Options: Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will, the laws of intestate succession, or to the Participant's designated beneficiary upon his or her death, except as may be permitted by the Administrator in its sole discretion in a manner consistent with the registration provisions of the Securities Act of 1933, as amended. Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.

7.0     Withholding

        The Employer shall require any recipient of Option Property to pay to the Employer in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Employer to such authority for the account of such recipient.

8.0     No Right or Obligation of Continued Employment or Service

        Nothing contained in the POP shall confer upon a Participant the right to continue in the employment or service of the Employer as an employee or service provider or interfere in any way with the right of the Employer to terminate the Participant's employment or service at any time. Except as otherwise provided in the POP or the Participation Agreement or Adoption Agreement, all rights of a Participant (or his legatees, distributees, beneficiaries or legal representatives) with respect to an Option or Option Property subject to an Option shall terminate upon the termination of employment or service of the Participant with the Employer or a related entity.

9.0     Unfunded Plan; Not a Retirement Plan

        9.1 Neither a Participant nor any other person shall, by reason of the POP, acquire any right in or title to any assets, funds or property of the Employer or any related entity including, without limitation, any specific funds, assets securities or other property (including but not limited to Option Property subject to Options under the POP) which the Employer or any related entity, in their discretion, may set aside in anticipation of a liability under the POP. A Participant shall have only a contractual right to Option Property subject to an Option granted under the POP, unsecured by any assets of the Employer or any related entity. Nothing contained in the POP shall constitute a guarantee that the assets of the Employer or related entity shall be sufficient to pay any benefits to any person.

        9.2 In no event shall any amounts accrued, distributable or payable under the POP be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Employer or a related Employer that is intended to be a qualified plan within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

10.0    Amendment and Termination of the POP

        The POP and any Option granted pursuant to the POP may be amended or terminated at any time by the Administrator; provided, that amendment or termination of an Option shall not, without the consent of the recipient of an Option, adversely affect the rights of the recipient with respect to an outstanding Option. Notwithstanding the foregoing, the POP shall be terminated upon the occurrence of one or more events designated by the Employer in the Adoption Agreement.

11.0    Restrictions on Options and Option Property

        The Administrator may impose such restrictions on any Options or Option Property hereunder as it may deem advisable, including without limitation restrictions under federal and state securities laws. Notwithstanding any other POP provision to the contrary, the Employer shall not be obligated to grant an Option, deliver or transfer Option Property under the POP, make any other distribution of benefits under the POP, or take any other action, unless such grant, delivery, transfer, distribution or action is in compliance with all applicable laws, rules and regulations, including but not limited to the requirements of federal and state securities laws. As a condition to the grant of an Option or delivery of Option Property hereunder, or the grant of any benefit pursuant to the terms of the POP, the Employer may require a Participant or other person to become a party to the Participation Agreement or other agreements between the Employer and the Participant or other person as may be required by the Employer.

12.0    Adjustment to Option Property

        If there is any change in the Option Property subject to an Option as a result of a merger, consolidation, reorganization, stock split, stock dividend or other change in the capital structure of a Fund or other issuer of the Option Property, the Administrator may, in its sole discretion, make such adjustments to any provisions of the POP or of Options, or both, as the Administrator deems equitable to prevent dilution or enlargement of Options or as may otherwise be advisable to reflect such change. Without limiting the generality of the foregoing, the Employer may designate in the Adoption Agreement the method by which Options shall be adjusted as a result of the declaration of dividends on any Option Property.

13.0    Applicable Law

        The Employer shall designate in the Adoption Agreement the state according to whose laws the provisions of the POP and the Trust (as defined in Section 16 herein), if any, shall be construed and enforced.

14.0    No Representation Regarding Share Value

        No provision in the POP or the related Participation Agreement or the Adoption Agreement shall be construed under any circumstances as containing any representation made by or on behalf of the Employer or any related entity regarding the performance, value or future value of the Option Property or any other benefit that may be awarded under the POP.

15.0    Death Benefit

        If designated by the Employer in the Adoption Agreement, the Employer shall pay a benefit to the Participant's designated beneficiary in the amount designated in the Adoption Agreement if a Participant dies while in service. Payment of such benefit shall be made by the Employer in a lump sum and shall be in addition to the right a beneficiary may have to exercise the Participant's Option.

16.0    Trust

        If designated by the Employer in the Adoption Agreement, the Employer may establish a trust fund (the "Trust") with the trustee named in the agreement establishing the trust (the "Trust Agreement"), pursuant to such terms and conditions as are set forth in the Trust Agreement. The Trust, if and when established, is intended to be treated as a grantor trust for purposes of the Code. The establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted and administered.

                             AMENDMENT NO. 1

                                TO THE

              EMCC EXECUTIVES AND DIRECTORS OPTION IT PLAN


This Amendment No. 1 to the EMCC Executives and Directors Option It Plan ("Plan"), originally effective as of January 1, 2001, as most recently restated as of November 1, 2002, is hereby adopted effective as of January 1, 2005.

WHEREAS, the Internal Revenue Service, in guidance issued with respect to
Section 409A of the Internal Revenue Code, has determined that the discounted options provided under the Plan is a form of deferred compensation as defined in Section 409A; and

WHEREAS, the Plan, in its present form, does not conform to the requirements of Section 409A of the Internal Revenue Code; and

WHEREAS, deferred income that was vested and earned prior to January 1, 2005, is not subject to the requirements of Section 409A of the Internal Revenue Code, as long as the Plan is not materially modified after October 3, 2004; and

WHEREAS, it is the desire of the Employers Mutual Casualty Company ("Company) to freeze the Plan as of December 31, 2004, such that no bonus income or non-employee Director retainer and meeting fees earned and vested after December 31, 2004, may be elected to be deferred in exchange for a grant of options under the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

  1. The Plan is hereby frozen as of December 31, 2004, such that no bonus or non-employee Director retainer and meeting fees or other income earned and vested after December 31, 2004, may be deferred under the Plan in exchange for the grant of any options or for deferral in any other manner under the Plan.

  2. The Plan shall continue to operate pursuant to its terms as in existence on October 3, 2004, and shall not be materially modified in any manner after such date, other than as may be permitted by regulations or other guidance issued by the Internal Revenue Service with respect to Section 409A of the Internal Revenue Code.

  3. All benefits, rights and features of the Plan as in existence on October 3, 2004, including all rights earned and vested under the Plan as of December 31, 2004, shall continue in full force and effect until all options granted to Participants have been exercised and all distributions from the Plan have been made.

  4. All deferral elections that were made under the Plan with respect to the bonus for 2005 and with respect to non-employee Director retainer and meeting fees shall be considered to be deferral elections under the

      Board and Executive Nonqualified Excess Plan of Employers Mutual Casualty Company, as restated effective as of January 1, 2005.


Executed this 29 day of September, 2005, by its duly authorized representative.


EMPLOYERS MUTUAL CASUALTY COMPANY

By /s/ Bruce G. Kelley

Name and Title: Bruce G. Kelley
                President and Chief Executive Officer